Exhibit 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT
     This First Amendment to Credit Agreement (this “Amendment”) dated as 2008, is by and among U. S. PHYSICAL THERAPY, INC., a Nevada corporation (the “Borrower”), the Lenders party hereto, and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (the “Agent”).
W I T N E S S E T H:
     A. The Borrower, the Agent and the Lenders named therein entered into that certain Credit Agreement dated as of August 27, 2007 (as may be amended, restated, supplemented and modified from time to time, the “Credit Agreement”).
     B. The Borrower, the Agent and the Lenders now desire to amend the Credit Agreement (i) to increase the Aggregate Commitment pursuant to Section 2.14 of the Credit Agreement and (ii) as otherwise provided herein.
     NOW, THEREFORE, in consideration of the premises, as well as the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties covenant and agree as follows:
ARTICLE I
Definitions
     Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.
ARTICLE II
Amendment
     Section 2.1 Amendment to Schedule 2.01 of the Credit Agreement. “Schedule 2.01” of the Credit Agreement is hereby amended and restated and all references to “Schedule 2.01” in the Credit Agreement shall be deemed to refer to the “Schedule 2.01” attached hereto.
ARTICLE III
Representations and Warranties
     Section 3.1 Representations and Warranties True; No Default. By their execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof, and after giving effect to the amendments:
FIRST AMENDMENT TO CREDIT AGREEMENT — Page 1

     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as made on and as of such date;
     (b) no event has occurred and is continuing which constitutes a Default;
     (c) (i) the Borrower has full power and authority to execute and deliver this Amendment, (ii) this Amendment has been duly executed and delivered by the Borrower, and (iii) this Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;
     (d) neither the execution, delivery and performance of this Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any law or organization documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or the Borrower or any of its respective properties are subject; and
     (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not previously obtained is required for the execution, delivery or performance by the Borrower of this Amendment.
ARTICLE IV
Conditions Precedent
     Section 4.1 Conditions to Effectiveness. This Amendment shall be effective upon satisfaction or completion of the following:
     (a) the Agent shall have received this Amendment executed by the Borrower;
     (b) the Agent shall have received an amended and restated Note executed by the Borrower;
     (c) the Agent shall have received any amounts due and payable under the Fee Letter;
     (d) the representations and warranties set forth in Article III hereof are true and correct; and
     (e) the Agent shall have received, in form and substance satisfactory to the Agent and its counsel, such other documents, certificates and instruments as the Agent shall reasonably require.
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ARTICLE V
Miscellaneous
     Section 5.1 Reference to the Credit Agreement.
     (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.
     (b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.
     Section 5.2 Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto).
     Section 5.3 Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
     Section 5.4 Governing Law; Binding Effect. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that the Borrower may not assign any of their respective rights arising from this Amendment or any other Loan Document without the prior written consent of each Lender, and any prohibited assignment shall be null and void.
     Section 5.5 Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     Section 5.6 Entire Agreement. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER: U.S. PHYSICAL THERAPY, INC.
By:	/s/ Lawrance W. McAfee
Lawrance W. McAfee
Chief Financial Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Daniel Penkar
Daniel Penkar
Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender
By:	/s/ Daniel Penkar
Daniel Penkar
Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

SCHEDULE 2.01
COMMITMENTS
AND APPLICABLE PERCENTAGES

		Applicable
Lender	Commitment	Percentage

Bank of America, N.A.	$50,000,000	100%

Total	$50,000,000	100.000000000%